UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

May 9, 2012

ORGANA GARDENS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13577	88-0195105
(State or other jurisdiction Incorporated)	(Commission File No.)	(I.R.S Employer Identification No.)

35 South Ocean Avenue, Patchogue, NY	11772
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
1 888 488 6882

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5. 03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On April 16, 2012, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted the following amendments to its Articles of Incorporation:

Name Change and Reverse Split.   The Registrant announces that a majority of the shareholders entitled to vote on such matters approved a change of name from Organa Gardens International Inc. to “Bravo Enterprises Ltd.” and a one-for-twenty (1:20) stock split of all of this Corporations outstanding common stock, without any change in par value for the shares of common stock of this Corporation. The stock split does not include a change in the authorized capital of the Registrant.

On April 23, 2012, a Certificate of Amendment to its Articles of Incorporation was filed with the State of Nevada changing the name to Bravo Enterprises Ltd., effective June 1, 2012.

As advised on May 9, 2012, the Company’s CUSIP Number will change from 68618Y 10 6 to 10567L 10 7.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.	Description

10.01	Amendment of Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Organa Gardens International Inc.

DATED: May 15, 2012	By:	/s/: Jaclyn Cruz
Jaclyn Cruz, President

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